SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934

               Date of Report - June 19, 2003

                     TOWER BANCORP, INC.
                     -------------------
   (Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573          25-1445946
----------------         -----------------    -------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)            Number)
Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania           17225
-----------------------------------------      ------------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including
area code:  (717) 597-2137
            --------------



                             N/A
-----------------------------------------------------------
(Former name or former address, if changed since last report)






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


Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          On June 19, 2003, Tower Bancorp, Inc. issued a news release declaring a third quarter cash dividend of $ .18 per share. The news release is attached as Exhibit 99 to this report and is incorporated herein by reference.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99   News Release, dated June 19, 2003, of Tower Bancorp,
                 Inc.

Item 8.   Change in Fiscal Year.

          Not Applicable.

Item 9.   Regulation FD Disclosure.

          Not Applicable.

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          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TOWER BANCORP, INC.
                              (Registrant)


Dated:  June 19, 2003         /s/ Franklin T. Klink, III
                              -----------------------------
                              Franklin T. Klink, III
                              Chief Financial Officer






























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                        EXHIBIT INDEX


                                                Page Number
                                                In Manually
 Exhibit                                          Signed
Original

   99   News Release, dated June 19, 2003,
          of Tower Bancorp, Inc.                     5


































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                                              Exhibit 99


FOR IMMEDIATE RELEASE         FOR FURTHER INFORMATION:
                              Franklin T. Klink, III
                              Chief Financial Officer
                              (717) 597-2137

     TOWER BANCORP, INC. DECLARES THIRD QUARTER DIVIDEND

GREENCASTLE, PA June 19, 2003 - The Board of Directors of Tower Bancorp, Inc. declared a third quarter cash dividend of $.18 per share at their June 18, 2003 meeting. The $.18 per share is 12.5% higher than the 2002 third quarter dividend. The dividend will be paid on July 21, 2003 to shareholders of record as of July 3, 2003.
    Tower Bancorp, Inc.'s sole subsidiary, The First National Bank of Greencastle, is the oldest, locally owned bank in Franklin County and operates eight office locations throughout Franklin County, PA and Washington County, MD. According to Jeff B. Shank, President and CEO, "The First National Bank of Greencastle's success in based on our commitment to meet the unique needs of each customer. The ability to personalize our service and meet customers needs is evidence by the number of customer referrals we receive, contributing significantly to our growth."
    Tower Bancorp, Inc., stock is traded and quoted under the symbol TOBC. It is the holding company of The First National Bank of Greencastle, with office locations in Greencastle, Chambersburg, Laurich Estates, Mercersburg, Quincy, Shady Grove, Waynesboro and Hagerstown, MD.
                             ###
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